                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                      Monthly Operating Report
   ---------------------------------------------
   CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS
   ---------------------------------------------
   CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
   ---------------------------------------------
   JUDGE: Barbara J. Houser
   ---------------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JUNE 30, 2002

   IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE
   UNITED STATES CODE, I DECLARE UNDER PENALTY OF
   PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY
   OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL
   BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO
   THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE,
   CORRECT AND COMPLETE. DECLARATION OF THE PREPARER
   (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL
   INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

   RESPONSIBLE PARTY:

   /s/ Drew Keith                                   Chief Financial Officer
   ---------------------------------------      --------------------------------
   ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                    TITLE

   Drew Keith                                               7/22/2002
   ---------------------------------------      --------------------------------
   PRINTED NAME OF RESPONSIBLE PARTY                           DATE

   PREPARER:

   /s/ Jessica L. Wilson                            Chief Accounting Officer
   ---------------------------------------      --------------------------------
   ORIGINAL SIGNATURE OF PREPARER                             TITLE

   Jessica L. Wilson                                        7/22/2002
   ---------------------------------------      --------------------------------
   PRINTED NAME OF PREPARER                                    DATE

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                Monthly Operating Report
   -----------------------------------------------
   CASE NAME:  Kitty Hawk Charters, Inc.                                    ACCRUAL BASIS-1
   -----------------------------------------------

   -----------------------------------------------
   CASE NUMBER: 400-42143-BJH                                  02/13/95, RWD, 2/96
   -----------------------------------------------

   -----------------------------------------------
   COMPARATIVE BALANCE SHEET
   ---------------------------------------------------------------------------------------------
                                       SCHEDULE        MONTH            MONTH         MONTH
                                                    --------------------------------------------
   ASSETS                               AMOUNT       April 2002       May 2002      June 2002
   ---------------------------------------------------------------------------------------------
   1.  UNRESTRICTED CASH                   $15,476       $9,618          $9,618          $3,030
   ---------------------------------------------------------------------------------------------
   2.  RESTRICTED CASH                                       $0              $0              $0
   ---------------------------------------------------------------------------------------------
   3.  TOTAL CASH                          $15,476       $9,618          $9,618          $3,030
   ---------------------------------------------------------------------------------------------
   4.  ACCOUNTS RECEIVABLE (NET)       $13,356,789     $763,471        $570,927        $498,392
   ---------------------------------------------------------------------------------------------
   5.  INVENTORY                                             $0              $0              $0
   ---------------------------------------------------------------------------------------------
   6.  NOTES RECEIVABLE                                      $0              $0              $0
   ---------------------------------------------------------------------------------------------
   7.  PREPAID EXPENSES                                      $0              $0              $0
   ---------------------------------------------------------------------------------------------
   8.  OTHER (ATTACH LIST)             $37,290,970  $60,100,598     $59,995,093     $59,255,208
   ---------------------------------------------------------------------------------------------
   9.  TOTAL CURRENT ASSETS            $50,663,235  $60,873,687     $60,575,638     $59,756,630
   ---------------------------------------------------------------------------------------------
   10. PROPERTY, PLANT & EQUIPMENT     $17,083,867           $0              $0              $0
   ---------------------------------------------------------------------------------------------
   11. LESS: ACCUMULATED
       DEPRECIATION/DEPLETION                                $0              $0              $0
   ---------------------------------------------------------------------------------------------
   12. NET PROPERTY, PLANT &
       EQUIPMENT                       $17,083,867           $0              $0              $0
   ---------------------------------------------------------------------------------------------
   13. DUE FROM INSIDERS                                     $0              $0              $0
   ---------------------------------------------------------------------------------------------
   14. OTHER ASSETS - NET OF
       AMORTIZATION (ATTACH LIST)                            $0              $0              $0
   ---------------------------------------------------------------------------------------------
   15. OTHER (ATTACH LIST)
   ---------------------------------------------------------------------------------------------
   16. TOTAL ASSETS                    $67,747,102  $60,873,687     $60,575,638     $59,756,630
   ---------------------------------------------------------------------------------------------
   POSTPETITION LIABILITIES
   ---------------------------------------------------------------------------------------------
   17. ACCOUNTS PAYABLE                                $346,584        $354,024       ($381,030)
   ---------------------------------------------------------------------------------------------
   18. TAXES PAYABLE                                ($3,855,158)    ($3,855,158)    ($3,855,158)
   ---------------------------------------------------------------------------------------------
   19. NOTES PAYABLE                                         $0              $0              $0
   ---------------------------------------------------------------------------------------------
   20. PROFESSIONAL FEES                                     $0              $0              $0
   ---------------------------------------------------------------------------------------------
   21. SECURED DEBT                                          $0              $0              $0
   ---------------------------------------------------------------------------------------------
   22. OTHER (ATTACH LIST)                             $745,909        $671,738        $618,196
   ---------------------------------------------------------------------------------------------
   23. TOTAL POSTPETITION
       LIABILITIES                                  ($2,762,665)    ($2,829,396)    ($3,617,992)
   ---------------------------------------------------------------------------------------------
   PREPETITION LIABILITIES
   ---------------------------------------------------------------------------------------------
   24. SECURED DEBT                       $152,776           $0              $0              $0
   ---------------------------------------------------------------------------------------------
   25. PRIORITY DEBT                      $380,384           $0              $0              $0
   ---------------------------------------------------------------------------------------------
   26. UNSECURED DEBT                  $10,596,326  $18,206,244     $17,976,608     $17,946,454
   ---------------------------------------------------------------------------------------------
   27. OTHER (ATTACH LIST)                                   $0              $0              $0
   ---------------------------------------------------------------------------------------------
   28. TOTAL PREPETITION LIABILITIES   $11,129,486  $18,206,244     $17,976,608     $17,946,454
   ---------------------------------------------------------------------------------------------
   29. TOTAL LIABILITIES               $11,129,486  $15,443,579     $15,147,212     $14,328,462
   ---------------------------------------------------------------------------------------------
   EQUITY
   ---------------------------------------------------------------------------------------------
   30. PREPETITION OWNERS' EQUITY                   $49,811,125     $49,811,125     $49,811,125
   ---------------------------------------------------------------------------------------------
   31. POSTPETITION CUMULATIVE
       PROFIT OR (LOSS)                             ($4,381,017)    ($4,382,699)    ($4,382,957)
   ---------------------------------------------------------------------------------------------
   32. DIRECT CHARGES TO EQUITY
       (ATTACH EXPLANATION)
   ---------------------------------------------------------------------------------------------
   33. TOTAL EQUITY                             $0  $45,430,108     $45,428,426     $45,428,168
   ---------------------------------------------------------------------------------------------
   34. TOTAL LIABILITIES &
       OWNERS' EQUITY                  $11,129,486  $60,873,687     $60,575,638     $59,756,630
   ---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

================================================================================
                                                     Monthly Operating Report

  -------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-2
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
  -------------------------------------

  ------------------------
  INCOME STATEMENT
  ----------------------------------------------------------------------------------------
                                            MONTH        MONTH        MONTH       QUARTER
                                         --------------------------------------
  REVENUES                                April 2002    May 2002     June 2002     TOTAL
  ----------------------------------------------------------------------------------------
  1.  GROSS REVENUES                               $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  2.  LESS: RETURNS & DISCOUNTS                    $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  3.  NET REVENUE                                  $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  COST OF GOODS SOLD
  ----------------------------------------------------------------------------------------
  4.  MATERIAL                                     $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  5.  DIRECT LABOR                                 $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  6.  DIRECT OVERHEAD                              $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  7.  TOTAL COST OF GOODS SOLD                     $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  8.  GROSS PROFIT                                 $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  OPERATING EXPENSES
  ----------------------------------------------------------------------------------------
  9.  OFFICER/INSIDER COMPENSATION                 $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  10. SELLING & MARKETING                          $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  11. GENERAL & ADMINISTRATIVE                     $8      $6,214           $8     $6,230
  ----------------------------------------------------------------------------------------
  12. RENT & LEASE                                 $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  13. OTHER (ATTACH LIST)                          $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  14. TOTAL OPERATING EXPENSES                     $8      $6,214           $8     $6,230
  ----------------------------------------------------------------------------------------
  15. INCOME BEFORE NON-OPERATING
      INCOME & EXPENSE                            ($8)    ($6,214)         ($8)   ($6,230)
  ----------------------------------------------------------------------------------------
  OTHER INCOME & EXPENSES
  ----------------------------------------------------------------------------------------
  16. NON-OPERATING INCOME (ATT. LIST)             $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  17. NON-OPERATING EXPENSE (ATT. LIST)            $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  18. INTEREST EXPENSE                             $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  19. DEPRECIATION / DEPLETION                     $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  20. AMORTIZATION                                 $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  21. OTHER (ATTACH LIST)                          $0     ($4,531)          $0    ($4,531)
  ----------------------------------------------------------------------------------------
  22. NET OTHER INCOME & EXPENSES                  $0     ($4,531)          $0    ($4,531)
  ----------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ----------------------------------------------------------------------------------------
  23. PROFESSIONAL FEES                            $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  24. U.S. TRUSTEE FEES                            $0          $0         $250       $250
  ----------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)                          $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  26. TOTAL REORGANIZATION EXPENSES                $0          $0         $250       $250
  ----------------------------------------------------------------------------------------
  27. INCOME TAX                                   $0          $0           $0         $0
  ----------------------------------------------------------------------------------------
  28. NET PROFIT (LOSS)                           ($8)    ($1,683)       ($258)   ($1,949)
  ----------------------------------------------------------------------------------------
============================================================================================

--------------------------------------------------------------------------------
                                                      Monthly Operating Report
  -------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.             ACCRUAL BASIS-3
  -------------------------------------

  -------------------------------------
  CASE NUMBER: 400-42143-BJH                          02/13/95, RWD, 2/96
  -------------------------------------

  ------------------------------------------------------------------------------------
  CASH RECEIPTS AND                        MONTH        MONTH      MONTH     QUARTER
                                         ----------------------------------
  DISBURSEMENTS                          April 2002   May 2002   June 2002    TOTAL
  ------------------------------------------------------------------------------------
  1.  CASH - BEGINNING OF MONTH              $9,618     $9,618      $9,618     $9,618
  ------------------------------------------------------------------------------------
  RECEIPTS FROM OPERATIONS
  ------------------------------------------------------------------------------------
  2.  CASH SALES                                 $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  COLLECTION OF ACCOUNTS RECEIVABLE
  ------------------------------------------------------------------------------------
  3.  PREPETITION                                $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  4.  POSTPETITION                          $34,703     $3,146     $15,672    $53,521
  ------------------------------------------------------------------------------------
  5.  TOTAL OPERATING RECEIPTS              $34,703     $3,146     $15,672    $53,521
  ------------------------------------------------------------------------------------
  NON - OPERATING RECEIPTS
  -------------------------------------------------------------------------------------
  6.  LOANS & ADVANCES (ATTACH  LIST)            $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  7.  SALE OF ASSETS                             $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  8.  OTHER (ATTACH LIST)                  ($34,703)   ($3,146)   ($22,260)  ($60,109)
  ------------------------------------------------------------------------------------
  9.  TOTAL NON-OPERATING RECEIPTS         ($34,703)   ($3,146)   ($22,260)  ($60,109)
  ------------------------------------------------------------------------------------
  10. TOTAL RECEIPTS                             $0         $0     ($6,588)   ($6,588)
  ------------------------------------------------------------------------------------
  11. TOTAL CASH AVAILABLE                   $9,618     $9,618      $3,030     $3,030
  ------------------------------------------------------------------------------------
  OPERATING DISBURSEMENTS
  ------------------------------------------------------------------------------------
  12. NET PAYROLL                                $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  13. PAYROLL TAXES PAID                         $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  14. SALES, USE & OTHER TAXES PAID              $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  15. SECURED/RENTAL/LEASES                      $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  16. UTILITIES                                  $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  17. INSURANCE                                  $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  18. INVENTORY PURCHASES                        $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  19. VEHICLE EXPENSES                           $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  20. TRAVEL                                     $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  21. ENTERTAINMENT                              $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  22. REPAIRS & MAINTENANCE                      $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  23. SUPPLIES                                   $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  24. ADVERTISING                                $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  25. OTHER (ATTACH LIST)                        $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  26. TOTAL OPERATING DISBURSEMENTS              $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  REORGANIZATION EXPENSES
  ------------------------------------------------------------------------------------
  27. PROFESSIONAL FEES                          $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  28. U.S. TRUSTEE FEES                          $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  29. OTHER (ATTACH LIST)                        $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  30. TOTAL REORGANIZATION EXPENSES              $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  31. TOTAL DISBURSEMENTS                        $0         $0          $0         $0
  ------------------------------------------------------------------------------------
  32. NET CASH FLOW                              $0         $0     ($6,588)   ($6,588)
  ------------------------------------------------------------------------------------
  33. CASH-END OF MONTH                      $9,618     $9,618      $3,030     $3,030
  ------------------------------------------------------------------------------------
========================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
-----------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                 ACCRUAL BASIS-4
-----------------------------------------

-----------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
-----------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                         SCHEDULE              MONTH               MONTH              MONTH
                                                                         --------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                 AMOUNT             April 2002           May 2002          June 2002
---------------------------------------------------------------------------------------------------------------------------------
1.  0-30                                                                             $4,896             $2,514            ($8,645)
--------------------------------------------------------------------------------------------------------------------------------
2.  31-60                                                                          ($10,029)            $3,377            ($1,569)
--------------------------------------------------------------------------------------------------------------------------------
3.  61-90                                                                            $3,190            ($1,029)           $10,928
---------------------------------------------------------------------------------------------------------------------------------
4.  91+                                                                            $765,414           $566,065           $497,678
---------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                                    $0                $763,471           $570,927           $498,392
---------------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                                      $0                 $0                 $0
---------------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                                    $0                $763,471           $570,927           $498,392
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                      MONTH:     June 2002
                                                                                        --------------------------------
------------------------------------------------------------------------------------------------------------------------
                                        0-30                31-60              61-90            91+
TAXES PAYABLE                           DAYS                 DAYS               DAYS            DAYS           TOTAL
------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                            ($3,874,615)                $0                $0              $0      ($3,874,615)
------------------------------------------------------------------------------------------------------------------------
2.  STATE                                  $19,457                 $0                $0              $0          $19,457
------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                       $0                 $0                $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                         $0                 $0                $0              $0               $0
------------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE                ($3,855,158)                $0                $0              $0      ($3,855,158)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                     ($825,985)                $0                $0        $444,955        ($381,030)
------------------------------------------------------------------------------------------------------------------------

---------------------------------------
STATUS OF POSTPETITION TAXES                                      MONTH:        June 2002
                                                                         -------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                          BEGINNING           AMOUNT                                    ENDING
                                             TAX           WITHHELD AND/        AMOUNT                    TAX
FEDERAL                                  LIABILITY*         0R ACCRUED           PAID                  LIABILITY
--------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                   $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                 $0                 $0              $0                        $0
------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                 $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                    $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
5.  INCOME                                 ($3,874,615)                $0              $0               ($3,874,615)
--------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                             $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                    ($3,874,615)                $0              $0               ($3,874,615)
--------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
--------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                     $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
9.  SALES                                           $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
10. EXCISE                                     $19,457                 $0              $0                   $19,457
--------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                    $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                   $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                               $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                             $0                 $0              $0                        $0
--------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                        $19,457                 $0              $0                   $19,457
--------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                            ($3,855,158)                $0              $0               ($3,855,158)
--------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        Monthly Operating Report
------------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                 ACCRUAL BASIS-5
------------------------------------------------

------------------------------------------------
CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
------------------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                   MONTH:     June 2002
                                                         ------------------------------------------------------------------------
------------------------------
BANK RECONCILIATIONS
                                               Account #1              Account #2        Account #3
---------------------------------------------------------------------------------------------------------------------------------
A.   BANK:                                    Bank One                Bank One
-------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                          100128198              #1571582806                                       TOTAL
-------------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                           Deposit             Auction Proceeds
---------------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                          $0                      $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                    $0                      $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                        $0                      $0                   $0                      $0
---------------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                         $3,030                      $0                   $0                  $3,030
---------------------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                     $3,030                      $0                   $0                  $3,030
---------------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN             No checks             Account Closed
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------
INVESTMENT ACCOUNTS
----------------------------------
---------------------------------------------------------------------------------------------------------------------------
                                             DATE OF           TYPE OF          PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                 PURCHASE          INSTRUMENT         PRICE               VALUE
---------------------------------------------------------------------------------------------------------------------------
7.   N/A
---------------------------------------------------------------------------------------------------------------------------
8.   N/A
---------------------------------------------------------------------------------------------------------------------------
9.   N/A
---------------------------------------------------------------------------------------------------------------------------
10.  N/A
---------------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                     $0                 $0
---------------------------------------------------------------------------------------------------------------------------

----------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                         $0
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                            $3,030
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report
  --------------------------------------
  CASE NAME: Kitty Hawk Charters, Inc.            ACCRUAL BASIS-6
  --------------------------------------

  --------------------------------------
  CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
  --------------------------------------

                                        MONTH:       June 2002

  --------------------------------------
  PAYMENTS TO INSIDERS AND PROFESSIONALS
  --------------------------------------

  OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

  -------------------------------------------------------
                        INSIDERS

  ----------------------------------------------------------
                             TYPE OF      AMOUNT  TOTAL PAID
      NAME                   PAYMENT       PAID    TO DATE
  ----------------------------------------------------------
  1. Toby Skaar              Salary             $0    $4,808
  ----------------------------------------------------------
  2. Doug Kalitta            Salary             $0  $219,000
  ----------------------------------------------------------
  3. N/A
  ----------------------------------------------------------
  4. N/A
  ----------------------------------------------------------
  5. N/A
  ----------------------------------------------------------
  6. TOTAL PAYMENTS
     TO INSIDERS                                $0  $223,808
  ----------------------------------------------------------

  ------------------------------------------------------------------------------------
                             PROFESSIONALS
  ------------------------------------------------------------------------------------
                         DATE OF COURT                                         TOTAL
                       ORDER AUTHORIZING   AMOUNT   AMOUNT     TOTAL PAID    INCURRED
      NAME                  PAYMENT       APPROVED   PAID        TO DATE    & UNPAID *
  ------------------------------------------------------------------------------------
  1. N/A
  ------------------------------------------------------------------------------------
  2. N/A
  ------------------------------------------------------------------------------------
  3. N/A
  ------------------------------------------------------------------------------------
  4. N/A
  ------------------------------------------------------------------------------------
  5. N/A
  ------------------------------------------------------------------------------------
  6. TOTAL PAYMENTS
     TO PROFESSIONALS                           $0        $0            $0          $0
  ------------------------------------------------------------------------------------

  *  INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

  ------------------------------------------------------------------------
  POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
  ------------------------------------------------------------------------
  ------------------------------------------------------------------------
                                         SCHEDULED  AMOUNTS
                                          MONTHLY    PAID      TOTAL
                                         PAYMENTS   DURING     UNPAID
                NAME OF CREDITOR           DUE      MONTH   POSTPETITION
  ------------------------------------------------------------------------
  1. N/A
  ------------------------------------------------------------------------
  2. N/A
  ------------------------------------------------------------------------
  3. N/A
  ------------------------------------------------------------------------
  4. N/A
  ------------------------------------------------------------------------
  5. N/A
  ------------------------------------------------------------------------
  6. TOTAL
  ------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     Monthly Operating Report
  ---------------------------------------
  CASE NAME:  Kitty Hawk Charters, Inc.             ACCRUAL BASIS-7
  ---------------------------------------

  ---------------------------------------
  CASE NUMBER: 400-42143-BJH                         02/13/95, RWD, 2/96
  ---------------------------------------

                                                    MONTH: June 2002
                                                           -------------------

  ------------------------------------------------
  QUESTIONNAIRE

  ----------------------------------------------------------------------------
                                                              YES       NO
  ----------------------------------------------------------------------------
  1. HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                X
  ----------------------------------------------------------------------------
  2. HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                          X
  ----------------------------------------------------------------------------
  3. ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                    X
  ----------------------------------------------------------------------------
  4. HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                              X
  ----------------------------------------------------------------------------
  5. HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
     DEBTOR FROM ANY PARTY?                                              X
  ----------------------------------------------------------------------------
  6. ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                        X
  ----------------------------------------------------------------------------
  7. ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES
     PAST DUE?                                                           X
  ----------------------------------------------------------------------------
  8. ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                    X
  ----------------------------------------------------------------------------
  9. ARE ANY OTHER POSTPETITION TAXES PAST DUE?                          X
  ----------------------------------------------------------------------------
  10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
      DELINQUENT?                                                        X
  ----------------------------------------------------------------------------
  11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
      REPORTING PERIOD?                                                  X
  ----------------------------------------------------------------------------
  12. ARE ANY WAGE PAYMENTS PAST DUE?                                    X
  ----------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  ------------------------------------------------
  INSURANCE
  ----------------------------------------------------------------------------
                                                              YES       NO
  ----------------------------------------------------------------------------
  1. ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                            X
  ----------------------------------------------------------------------------
  2. ARE ALL PREMIUM PAYMENTS PAID CURRENT?                              X
  ----------------------------------------------------------------------------
  3. PLEASE ITEMIZE POLICIES
  ----------------------------------------------------------------------------

  IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

  As of 12/19/01, this company no longer has any employees or assets. Therefore, no insurance is necessary.
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------

  ----------------------------------------------------------------------------
                       INSTALLMENT PAYMENTS
  ----------------------------------------------------------------------------
        TYPE OF                                               PAYMENT AMOUNT
         POLICY        CARRIER      PERIOD COVERED             & FREQUENCY
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
  ----------------------------------------------------------------------------
--------------------------------------------------------------------------------

================================================================================
--------------------------------------------------
CASE NAME: Kitty Hawk Charters, Inc.                    FOOTNOTES SUPPLEMENT
--------------------------------------------------

--------------------------------------------------
CASE NUMBER: 400-42143-BJH                               ACCRUAL BASIS
--------------------------------------------------

                                           MONTH:              June 2002
                                                    ------------------------

----------------------------------------------------------------------------------------------------------------
 ACCRUAL BASIS      LINE
  FORM NUMBER      NUMBER                                 FOOTNOTE / EXPLANATION
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    6                          All Professional fees related to the Reorganization of the
----------------------------------------------------------------------------------------------------------------
                                Company are disbursed out of Kitty Hawk, Inc. (Parent
----------------------------------------------------------------------------------------------------------------
                                Company). Refer to Case # 400-42141
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    7                          All insurance plans related to the Company are carried
----------------------------------------------------------------------------------------------------------------
                                at Kitty Hawk, Inc. (Parent Company). Refer to Case #
----------------------------------------------------------------------------------------------------------------
                                400-42141.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    3                3         The current general ledger system is not able to provide a detail of
----------------------------------------------------------------------------------------------------------------
                                customer cash receipts segregated by prepetion accounts receivable
----------------------------------------------------------------------------------------------------------------
                                and post petition accounts receivable. Therefore, cash receipts
----------------------------------------------------------------------------------------------------------------
                                is provided in total for the month.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    3                8         All cash received into the Company cash accounts is swept
----------------------------------------------------------------------------------------------------------------
                                each night to Kitty Hawk, Inc. Master Account (see Case
----------------------------------------------------------------------------------------------------------------
                                #400-42141).
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    3               31         All disbursements (either by wire transfer or check), including payroll are
----------------------------------------------------------------------------------------------------------------
                                disbursed out of the Kitty Hawk, Inc. controlled disbursement
----------------------------------------------------------------------------------------------------------------
                                account.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    4                6         All assessment of uncollectible accounts receivable are done
----------------------------------------------------------------------------------------------------------------
                                at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
----------------------------------------------------------------------------------------------------------------
                                are recorded at Inc. and pushed down to Inc.'s subsidiaries
----------------------------------------------------------------------------------------------------------------
                                as deemed necessary.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    4                6         Accounts payable on the aging are in the 60 and 90 day categories due to wire
----------------------------------------------------------------------------------------------------------------
                                transfers sent as prepayment on Kitty Hawk Inc. (Case #400-42141) A/P
----------------------------------------------------------------------------------------------------------------
                                aging and invoices on Kitty Hawk Charters Aging. Company is working on
----------------------------------------------------------------------------------------------------------------
                                clearing these items.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
    3               28         All payments are made by Kitty Hawk, Inc. (Case #400-42141)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
 General                       All inventory and fixed assets have been sold as of 12/19/01. This company has ceased operations. Current period activity relates to wrapping up final activity and any miscellaneous billings and payables processing.
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items

ACCRUAL BASIS-1                                    June 2002

8.  OTHER (ATTACH LIST)                        $          59,255,208  Reported
                                               ---------------------
      Intercompany Receivables                            59,482,138
      A/R Clothing Sales                                      27,695
      A/R Aging reconciling item                             219,402
      Inventory credits from vendor                         (723,731)
      A/R Bankrupt customers                                 267,277
      Misc prepaids                                          (25,623)
      Security Deposit                                         8,050
                                               ---------------------
                                                          59,255,208  Detail
                                               ---------------------
                                                                 -    Difference

22. OTHER (ATTACH LIST)                        $             618,196  Reported
                                               ---------------------
      Accrued charter expenses                               297,305
      A/P Clearing                                             8,726
      A/P Aging reconciling item                               5,335
      Misc                                                      (499)
      Accrued Fuel                                           307,329
                                               ---------------------
                                                             618,196  Detail
                                               ---------------------
                                                                 -    Difference

ACCRUAL BASIS-3

8.  OTHER (ATTACH LIST)                                      (22,260) Reported
                                               ---------------------
      Credit card charges                                         (7)
      Sweeps to Kitty Hawk, Inc.                             (22,253)
                                               ---------------------
                                                             (22,260) Detail
                                               ---------------------
                                                                 -    Difference